SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS RREEF Real Assets Fund

The following information is added to the disclosure under the “Management Fee” sub-heading of the “WHO MANAGES AND OVERSEES THE FUND” section of the fund’s prospectus:

Effective October 1, 2022, the fund pays the Advisor a fee, calculated daily and paid monthly, at the annual rate of 0.800% on the first $500 million of the fund’s average daily net assets, 0.785% on the next $1.5 billion of the fund’s average daily net assets, 0.775% on the next $1.5 billion of the fund’s average daily net assets, 0.750% on the next $3.0 billion of the fund’s average daily net assets, and 0.725% of the fund’s average daily net assets thereafter. Prior to October 1, 2022, the fund paid the Advisor a fee, calculated daily and paid monthly, at the annual rate of 0.800% on the first $500 million of the fund’s average daily net assets, 0.785% on the next $1.5 billion of the fund’s average daily net assets, 0.775% on the next $1.5 billion of the fund’s average daily net assets, and 0.750% of the fund’s average daily net assets thereafter.

Please Retain This Supplement for Future Reference.

September 26, 2022
PROSTKR22-83